Q2 2022 Earnings Presentation August 4, 2022 Exhibit 99.2

Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statements in this presentation, except as required by law. 2

ACI Delivers Mission-Critical Payment Solutions We combine our global footprint with a local presence to drive the real-time digital transformation of payments and commerce. Our proven, secure and scalable software solutions enable leading corporations, fintechs, financial disruptors and merchants to: Process and manage digital payments Enable omni-commerce payments Present and process bill payments Manage fraud and risk ACI Worldwide is the global leader in mission-critical, real-time payments software. 3

Three-Pillar Strategy We are organized and operating with a strong focus on growth by: • Adopting a simpler, flatter and more agile organizational structure • Building a powerful, best-in-class sales engine • Maintaining fewer layers between business leaders and customers We are focusing investments on the biggest growth opportunities and continuing to accelerate the digital transformation of payments by: • Increasing investment in real-time payments, global sophisticated merchants, international markets and the next-generation, real-time payments platform We continue to build on our successful history of mergers and acquisitions by: • Driving inorganic value creation through acquisitions and divestitures aligned with our areas of focus and overall strategy Fit for Growth Focused on Growth Step-Change Value Creation 4

Q2 2022 Highlights Consolidated Results Segment Results Balance Sheet * Statistics as of 6/30/2022 • Total revenue of $340M, up 13%, or 14% on a constant currency basis, from Q2 2021 • Net adjusted EBITDA margin of 28%, in line with Q2 2021 • Banking revenue up 24%, or 27% on a constant currency basis • Merchant revenue down 2%, or up 2% on a constant currency basis • Biller revenue up 8% on a reported and constant currency basis • $119M cash balance* • $1.1B debt Net debt ratio of 2.4* • Adjusted EBITDA of $66M, up 10%, or 11% on a constant currency basis, from Q2 2021 • Repurchased 2 million shares in 2022 YTD - $154M remaining on authorization Business more predictable and growth momentum clear 5

• Revenue growth expected to be in the mid-single digits on a constant currency basis, or in the range of $1.415B - $1.435B • Adjusted EBITDA expected to be $400M - $415M • Expect net adjusted EBITDA margin slightly higher than 2021 • Revenue expected to be $310M – 325M • Adjusted EBITDA expected to be $50M – 65M • Expect quarterly phasing less second half weighted 2022 Revenue Guidance 2022 Adjusted EBITDA Guidance Q3 Guidance Note: We plan to update guidance following the expected closure in Q3, 2022, of our corporate online banking solutions divestiture. Reiterating 2022 Guidance Revenue growth expected to be in the mid-single digits 6

Q2 2022: Recognitions

Leading industry research firms and awards recognize ACI's solutions leadership

Banking Tech Awards USA

Best Payments Solution Provider – Highly Commended

ACI® Enterprise Payments Platform™ with Sherpa Technologies

Analytics Institute Ireland: Analytics & AI Awards

Emerging Technology Award

ACI Data Science Team

Analytics Practitioner of the Year

Anju Joseph

Retail Systems Awards

Omni-Channel Solution of the Year

ACI Omni-Commerce™

Alternative Payments Solution

ACI PayAfter™

Microsoft Partner of the Year Awards

Financial Services Partner of the Year – Finalist

ACI Worldwide

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Three Months Ended June 30, Six Months Ended June 30, Recurring Revenue (millions) 2022 2021 2022 2021 SaaS and PaaS fees $ 206.9 $ 196.3 $ 401.5 $ 392.1 Maintenance fees 50.6 53.2 102.0 105.5 Recurring Revenue $ 257.5 $ 249.5 $ 503.5 $ 497.6 Three Months Ended June 30, Six Months Ended June 30, Annual Recurring Revenue ^(ARR) Bookings (millions) 2022 2021 2022 2021 ARR Bookings $ 18.1 $ 17.6 $ 39.2 $ 27.3 Supplemental Financial Data ^Annual recurring revenue “ARR”' from new sales, defined as the annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the quarter

Supplemental Financial Data Three Months Ended June 30, Six Months Ended June 30, Adjusted EBITDA (millions) 2022 2021 2022 2021 Net income $ 13.3 $ 6.5 $ 28.8 $ 4.6 Plus: Income tax expense (benefit) 4.4 2.0 11.1 (2.4) Net interest expense 8.8 8.4 16.5 17.0 Net other income (expense) (2.0) (1.4) (4.3) (0.1) Depreciation expense 6.0 5.3 11.0 10.7 Amortization expense 26.2 28.1 52.7 56.3 Non-cash stock-based compensation expense 6.8 7.7 14.8 14.4 Adjusted EBITDA before significant transaction-related expenses $ 63.5 $ 56.6 $ 130.6 $ 100.5 Significant transaction-related expenses: Employee related actions — 2.9 — 3.7 European datacenter migration 1.3 — 1.8 — Divestiture transaction related 1.4 — 1.4 — Other — 0.5 — 0.9 Adjusted EBITDA $ 66.2 $ 60.0 $ 133.8 $ 105.1 Revenue, net of interchange Revenue $ 340.4 $ 301.7 $ 663.5 $ 586.9 Interchange 103.8 87.5 197.0 174.8 Revenue, net of interchange $ 236.6 $ 214.2 $ 466.5 $ 412.1 Net Adjusted EBITDA Margin 28% 28% 29% 26%

Three Months Ended June 30, Six Months Ended June 30, Segment Information (millions) 2022 2021 2022 2021 Revenue Banks $ 141.9 $ 114.1 $ 274.1 $ 210.0 Merchants 36.5 37.4 77.5 76.1 Billers 162.0 150.2 311.8 300.8 Total Revenue $ 340.4 $ 301.7 $ 663.4 $ 586.9 Recurring Revenue Banks $ 60.7 $ 63.6 $ 122.0 $ 126.0 Merchants 34.9 35.7 69.7 70.9 Billers 161.9 150.2 311.8 300.7 Total $ 257.5 $ 249.5 $ 503.5 $ 497.6 Segment Adjusted EBITDA Banks $ 70.2 $ 54.5 $ 134.9 $ 91.7 Merchants $ 7.8 $ 13.0 22.5 27.8 Billers $ 28.3 $ 34.6 54.7 68.6 Supplemental Financial Data

EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended June 30, 2022 2021 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.12 $ 13.3 $ 0.05 $ 6.5 Adjusted for: Significant transaction-related expenses 0.02 2.1 0.02 2.6 Amortization of acquisition-related intangibles 0.06 6.9 0.06 7.1 Amortization of acquisition-related software 0.04 4.5 0.05 6.3 Non-cash stock-based compensation 0.05 5.2 0.05 5.9 Total adjustments 0.17 18.7 0.18 21.9 Diluted EPS adjusted for non-cash and significant transaction-related items $ 0.29 $ 32.0 $ 0.23 $ 28.4 Supplemental Financial Data Six Months Ended June 30, 2022 2021 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.25 $ 28.8 $ 0.04 $ 4.6 Adjusted for: Significant transaction-related expenses 0.02 2.4 0.03 3.5 Amortization of acquisition-related intangibles 0.12 13.9 0.12 14.1 Amortization of acquisition-related software 0.08 9.6 0.11 13.0 Non-cash stock-based compensation 0.10 11.2 0.09 11.0 Total adjustments 0.32 37.1 0.35 41.6 Diluted EPS adjusted for non-cash and significant transaction-related items $ 0.57 $ 65.9 $ 0.39 $ 46.2

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). • Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. • Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. • ^Annual recurring revenue “ARR”' from new sales, defined as the annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the quarter. Non-GAAP Financial Measures

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding our Three Pillar strategy; our full year 2022 expectations for revenue, quarterly phasing, adjusted EBITDA, net adjusted EBITDA margin; and our expectations for Q3 2022 revenue and adjusted EBITDA. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, our ability to protect customer information from security breaches or attacks, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, adverse changes in the global economy, worldwide events outside of our control, failure to attract and retain key personnel, litigation, future acquisitions, strategic partnerships and investments, integration of and achieving benefits from the Speedpay acquisition, impairment of our goodwill or intangible assets, restrictions and other financial covenants in our debt agreements, our existing levels of debt, the accuracy of management’s backlog estimates, exposure to unknown tax liabilities, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue- generating activity during the final weeks of each quarter, volatility in our stock price, and the COVID-19 pandemic. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward Looking Statements